Exhibit 10.50

JOINDER TO LOAN DOCUMENTS

This JOINDER TO LOAN DOCUMENTS (“Joinder”) is dated as of December 31, 2010, by and among DEKANIA INVESTORS, LLC, a Delaware limited liability company (“Borrower”), each of the Subsidiary Guarantors a party hereto, COHEN PRINCIPAL INVESTING, LLC (“Joining Guarantor”), TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A. in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Exhibit A (as such Exhibit may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below) (such financial institutions, collectively the “Lenders” and each individually a “Lender”).

BACKGROUND

A. Pursuant to the terms of that certain Loan and Security Agreement dated July 29, 2010, by and among Borrower, Agent, Issuing Bank and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower certain term loans not to exceed Fourteen Thirty Six Hundred Thousand Dollars ($14,600,000) in the aggregate (the “Loans”). All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement.

B. To induce Agent and Lenders to enter into the Loan Agreement and to continue to make the Loans available to Borrower, each of Borrower, Parent and each Subsidiary Guarantor granted to Agent, for the ratable benefit of Secured Parties, a security interest in the Collateral.

C. Joining Guarantor is an Affiliate of Borrower and, in recognition of the benefits and privileges thereunder, Joining Guarantor, Borrower, Parent and each Subsidiary Guarantor has requested that Joining Guarantor be permitted to join into the Loan Documents, as if an original signatory thereto, and Agent and Lenders have so consented subject to the terms and conditions hereof.

D. Prior to the execution of this Joinder, each of Alesco Collateral Holdings I, L.P., Alesco Funding, LLC, Alesco Loan Holdings Trust, Alesco TPS Holdings, LLC, Alesco Warehouse Conduit, LLC, Cohen & Company Ventures, LLC, Cohen Bros. Acquisitions, LLC, Sunset Financial Holdings, LLC, Sunset Funding, LLC, Sunset Investment Vehicle, LLC, Sunset Loan Holdings Trust and Sunset TPS Holdings, LLC, each a Subsidiary Guarantor, merged with and into Cohen & Company Funding, LLC, a Subsidiary Guarantor, with Cohen & Company Funding, LLC as the surviving entity (the “Merger”). Simultaneously with the Merger, Cohen & Company Funding, LLC changed its name to “Cohen Legacy, LLC”.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1. Joinder. Upon the effectiveness of this Joinder:

(a) Joining Guarantor becomes a Subsidiary Guarantor under the Loan Agreement and the Loan Documents. All references to Subsidiary Guarantors contained in the Loan Agreement and Loan Documents are hereby deemed for all purposes to also refer to and include Joining Guarantor as a Subsidiary Guarantor and Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Loan Documents (to which the other Subsidiary Guarantors are a party) as if an original signatory thereto.

(b) Joining Guarantor joins in, assumes, adopts and becomes a Debtor (as defined therein) under the Guarantor Security Agreement. All references to Debtors contained in the Guarantor Security Agreement are hereby deemed for all purposes to also refer to and include Joining Guarantor as a Debtor and Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Guarantor Security Agreement as if an original signatory thereto.

(c) Joining Guarantor joins in, assumes, adopts and becomes an Undersigned (as defined therein) under the Surety and Guaranty Agreement. All references to Undersigned contained in the Surety and Guaranty Agreement are hereby deemed for all purposes to also refer to and include Joining Guarantor as an Undersigned and Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Surety and Guaranty Agreement as if an original signatory thereto. Joining Guarantor is jointly and severally liable for, and hereby guarantees and becomes surety for, the unconditional and prompt payment and performance to Secured Parties of all Obligations.

(d) Joining Guarantor joins in, assumes, adopts and becomes a Pledgor (as defined therein) under the Collateral Pledge Agreement. All references to Pledgor contained in the Collateral Pledge Agreement are hereby deemed for all purposes to also refer to and include Joining Guarantor as a Pledgor and Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Collateral Pledge Agreement as if an original signatory thereto.

2. Amendment to Loan Documents.

(a) Section 1.1 of the Loan Agreement shall be amended by deleting the definition of “Subsidiary Guarantor” and replacing it as follows:

Subsidiary Guarantor – Alesco Holdings, Ltd., CIRA ECM, LLC, Cohen & Compagnie, Cohen Brothers, LLC, Cohen & Company Financial Management, LLC, Cohen & Company Management, LLC, Cohen Asia Investments, Ltd., Cohen Legacy, LLC, Cohen Principal Investing, LLC, Cohen Securities Funding, LLC, Dekania Capital Management, LLC, EuroDekania Management Limited, Strategos Capital Management, LLC, and Sunset Holdings, Ltd., and any other Person who may hereafter guaranty, as surety, all of the Obligations. Notwithstanding inclusion of each of Cohen & Compagnie and EuroDekania Management Limited as a “Subsidiary Guarantor” hereunder, neither of Cohen & Compagnie or EuroDekania Management Limited shall be required to execute the Surety and Guaranty Agreement or Guaranty Security Agreement.

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(b) Schedule I to the Collateral Pledge Agreement is hereby deleted in its entirety and replaced with Schedule I attached to this Joinder as Exhibit B.

3. Representations and Warranties. Borrower and Subsidiary Guarantors, including Joining Guarantor, warrant and represent to Agent and Lenders that:

(a) Schedules E, 5.1, 5.7, 5.9, 5.17 and 5.19 to the Loan Agreement are amended and restated in their entirety and collectively attached as Schedule A to this Joinder. By execution of this Joinder, and after giving effect to the amended and restated Schedules attached as Schedule A to this Joinder, all representations and warranties made to Agent, Issuing Bank and Lenders under the Loan Agreement and each of the other Loan Documents are true and correct as of the date hereof as though made on and as of the date hereof, all of which shall be deemed continuing until all of the Obligations due to Secured Parties are indefeasibly paid and satisfied in full.

(b) The execution and delivery of this Joinder and the performance by Borrower and each Subsidiary Guarantor (including Joining Guarantor) of the transactions herein contemplated will not violate any Requirement of Law, or Borrower’s or any Subsidiary Guarantor’s (including Joining Guarantor’s) certificate of formation, operating agreement or any other organizational documents, or violate or result in a default (immediately or with the passage of time) under any contract, agreement or instrument to which Borrower or such Subsidiary Guarantor (including Joining Guarantor), is a party, or by which Borrower or such Subsidiary Guarantor (including Joining Guarantor) is bound. Neither Borrower nor any Subsidiary Guarantor (including Joining Guarantor) is in violation of any term of any agreement or instrument to which it is a party or by which it may be bound which violation has or could have a Material Adverse Effect, or of its respective charter, minutes or bylaw provisions, or certificate of formation, operating agreement or any other organizational document. Borrower and each Subsidiary Guarantor (including Joining Guarantor) has all requisite power and authority to enter into and perform this Joinder and the transactions herein contemplated, and to incur the obligations herein provided for, and has taken all proper and necessary action to authorize the execution, delivery and performance of this Joinder and the transactions herein contemplated.

(c) This Joinder and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable against Borrower and each Subsidiary Guarantor (including Joining Guarantor) in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d) No Default or Event of Default exists.

(e) None of the Capital Stock of Joining Guarantor is a “certificated security” as such term is defined in Article 8 of the UCC.

4. Ratification of Loan Documents. This Joinder is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent expressly modified by this Joinder are each ratified

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and confirmed and continue unchanged in full force and effect. Any reference to the Loan Agreement or other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and other Loan Documents respectively as amended by this Joinder.

5. Confirmation of Indebtedness. Borrower and each Subsidiary Guarantor, including Joining Guarantor, confirms and acknowledges that as of the close of business on December 31, 2010, (i) it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $6,975,500 and (ii) Issuing Bank has issued Letters of Credit in the face amount of $50,000, in each case without any deduction, defense, setoff, claim or counterclaim, of any nature as of the date of this Joinder, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

6. Effectiveness Conditions. This Joinder shall become effective upon the satisfaction of the following conditions:

(a) Borrower shall have delivered or caused to be delivered to Agent the following:

(i) this Joinder, executed by Borrower and each Subsidiary Guarantor, including Joining Guarantor;

(ii) certified copies of (A) resolutions of the sole member of Joining Guarantor authorizing the execution, delivery and performance of this Joinder and the transactions contemplated hereby, and (B) Joining Guarantor’s certificate of formation and operating agreement;

(iii) an incumbency certificate for Joining Guarantor identifying all individuals authorized to execute this Joinder, with specimen signatures;

(iv) a good standing certificate for Joining Guarantor showing Joining Guarantor to be in good standing in its state of organization and in each other state in which it is doing and presently intends to do business;

(v) certification by the chief financial officer of Borrower that no event has occurred which would reasonably be likely to have a Material Adverse Effect;

(vi) the following lien searches (the results of which are to satisfactory to Agent in its sole discretion): (A) UCC searches with the Secretary of State and local filing office of each state where Joining Guarantor is organized, maintains its executive office, a place of business, or assets, and (B) judgment, federal tax lien and corporate tax lien searches, in all applicable filing offices of each state searched under subparagraph (A) above, other than local level searches in the state of incorporation or formation (as applicable); and

(vii) any other agreements, documents, instruments and writings reasonably required by Agent to evidence and perfect Lenders’ liens and security interest in the Collateral (as defined in the Guarantor Security Agreement) of Joining Guarantor.

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(b) payment to Agent of all of Agent’s Expenses.

(c) such other items as Agent may reasonably require.

7. Governing Law. THIS JOINDER, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS JOINDER AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

8. Modification. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower, each Subsidiary Guarantor, including Joining Guarantor, and Agent or Lenders, as required under the Loan Agreement.

9. Duplicate Originals: Two or more duplicate originals of this Joinder may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

10. Waiver of Jury Trial: EACH SUBSIDIARY GUARANTOR, INCLUDING JOINING GUARANTOR, BORROWER, AGENT AND EACH LENDER HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the undersigned parties have executed this Joinder the day and year first above written.

BORROWER:	DEKANIA INVESTORS, LLC

	BY:	/s/ JOSEPH W. POOLER, JR.
	Name:	Joseph W. Pooler, Jr.
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

ALESCO HOLDINGS, LTD.

CIRA ECM, LLC

COHEN BROTHERS, LLC

COHEN & COMPANY FINANCIAL MANAGEMENT, LLC

COHEN & COMPANY MANAGEMENT, LLC

COHEN ASIA INVESTMENTS LTD.

COHEN LEGACY, LLC

COHEN SECURITIES FUNDING, LLC

DEKANIA CAPITAL MANAGEMENT, LLC

STRATEGOS CAPITAL MANAGEMENT, LLC

SUNSET HOLDINGS, LTD

	BY:	/s/ JOSEPH W. POOLER, JR.
	Name:	Joseph W. Pooler, Jr.
	Title:	Chief Financial Officer

c/o Cohen Brothers, LLC 2929 Arch Street Philadelphia, PA 19104 Attention: President Telecopy No.: (215) 861-7878

JOINING GUARANTOR:
COHEN PRINCIPAL INVESTING, LLC

	BY:	/s/ JOSEPH W. POOLER, JR.
	Name:	Joseph W. Pooler, Jr.
	Title:	Chief Financial Officer

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AGENT:	TD Bank, N.A. as Agent, Lender and Issuing Bank

	BY:	/s/ RICHARD ZIMMERMAN
	Name:	Richard Zimmerman
	Title:	Vice President

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EXHIBIT A

TD Bank, N.A.

EXHIBIT B

See attached

SCHEDULE I

Pledged Collateral

The following Collateral is hereby pledged by the applicable Pledgor to Secured Party pursuant to the Collateral Pledge Agreement to which this Schedule is attached

A.	Pledged Interest

Collateral	Juris. of Org.	Class of Interests	Certificate Number	Number of Shares / % of Interests owned by Debtor	Debtor
Dekania Investors, LLC	DE	N/A	N/A	100%	Cohen Brothers, LLC
Strategos Capital Management, LLC	DE	N/A	N/A	100%	Cohen Brothers, LLC
Cohen & Company Management, LLC	DE	N/A	N/A	100%	Cohen Brothers, LLC
Cohen Legacy, LLC	DE	N/A	N/A	100%	Cohen Brothers, LLC
EuroDekania Management Limited	U.K.	N/A	N/A	100%	Cohen Brothers, LLC
Cohen Asia Investments Ltd.	Cayman Is.	N/A	N/A	100%	Cohen Brothers, LLC
EuroDekania Limited	Guernsey	N/A	N/A	1,029,882	Alesco Holdings, LTD
Star Asia Finance Limited	Guernsey	N/A	N/A	3,478,876	Dekania Investors, LLC
Star Asia Finance LLC	DE	N/A	N/A	45,000	Dekania Investors, LLC
Star Asia SPV, LLC	DE	N/A	N/A	1,410,568	Dekania Investors, LLC
Muni Funding Company of America, LLC	DE	N/A	N/A	1,000,200	Alesco Holdings, LTD
Non-Profit Preferred Funding Trust I	DE	Preferred	EA 19	250	Cohen Brothers, LLC
Cohen & Company Securities LLC	DE	N/A	N/A	100%	Cohen Brothers, LLC
Strategos Deep Value Mortgage Fund LP	DE	N/A	N/A	29%	Dekania Investors, LLC
Strategos Deep Value Mtg. (Offshore) Fund	Cayman Is.	N/A	N/A	9%	Dekania Investors, LLC

Collateral	Juris. of Org.	Class of Interests	Certificate Number	Number of Shares / % of Interests owned by Debtor	Debtor
Strategos Deep Value Credit GP LLC	DE	N/A	N/A	50%	Cohen Brothers, LLC
Kleros Real Estate CDO IV, Ltd.	Cayman Is.	Preferred	PS/R-1	100%	Cohen Brothers, LLC
Cohen & Company Financial Management, LLC	DE	Membership Interests/Units	N/A	100%	Dekania Investors, LLC
Dekania Capital Management, LLC	DE	Membership Interests/Units	N/A	100%	Dekania Investors, LLC
CIRA ECM, LLC	DE	Membership Interests/Units	N/A	100%	Dekania Investors, LLC
Alesco Preferred Funding VI, Ltd.	Cayman Is.	Preferred	C-66	100	Cohen & Company Financial Management, LLC
Alesco Preferred Funding VII, Ltd.	Cayman Is.	Preferred	R-35	500	Cohen & Company Financial Management, LLC
Alesco Preferred Funding IX, Ltd.	Cayman Is.	Preferred	R-24	2,655	Cohen & Company Financial Management, LLC
Kleros Preferred Funding II, Ltd	Cayman Is.	Preferred	PS/R-1	600	Cohen & Company Financial Management, LLC
Kleros Preferred Funding, Ltd.	Cayman Is.	Preferred	PS/R-5	1,500	CIRA ECM, LLC
Dekania Corp.	DE	Common	9	1,458,333	Cohen Legacy, LLC
Dekania Corp.	DE	Common Units (Common and Warrants)	U-0011	250,000	Cohen Legacy, LLC
Star Asia Management Ltd.	Cayman Is.	Common	N/A	50%	Cohen Asia Investments Ltd
Kleros Real Estate CDO I, Ltd.	Cayman Is.	Preferred	PS/R-1	100%	Cohen Legacy, LLC
Alesco Holdings, Ltd.	Cayman Is.	Common	N/A	100%	Cohen Principal Investing, LLC

Collateral	Juris. of Org.	Class of Interests	Certificate Number	Number of Shares / % of Interests owned by Debtor	Debtor
Alesco Preferred Funding XVII, Ltd.	Cayman Is	Preferred	R-2	40%	Alesco Holdings, Ltd.
Alesco Preferred Funding XVI, Ltd.	Cayman Is	Preferred	R-2	40%	Alesco Holdings, Ltd.
Alesco Preferred Funding XV, Ltd.	Cayman Is	Preferred	R-l	40%	Alesco Holdings, Ltd.
Alesco Preferred Funding XIV, Ltd.	Cayman Is	Preferred	R-l	40%	Alesco Holdings, Ltd.
Alesco Preferred Funding XIII, Ltd.	Cayman Is	Preferred	R-6	40%	Alesco Holdings, Ltd.
Alesco Preferred Funding XI, Ltd.	Cayman Is	Preferred	R-6	40%	Alesco Holdings, Ltd.
Alesco Preferred Funding X, Ltd.	Cayman Is	Preferred	R-6	40%	Alesco Holdings, Ltd.
Kleros Preferred Funding VII, Ltd.	Cayman Is	Preferred	R-I	40%	Alesco Holdings, Ltd.
Kleros Preferred Funding V, Ltd.	Irish	Preferred	R-2	35.29%	Alesco Holdings, Ltd.
Libertas Preferred Funding I, Ltd.	Cayman Is	Preferred	N/A	10.53%	Alesco Holdings, Ltd.
Cohen Securities Funding, LLC	DE	Membership Interests/Units	N/A	100%	Cohen Brothers, LLC
Kleros Real Estate CDO II, Ltd.	Cayman Is.	Preferred	PS/R-1	100%	Cohen Legacy, LLC
Sunset Holdings, Ltd.	Cayman Is.	Common	N/A	100%	Cohen Principal Investing, LLC
Emporia Preferred Funding III, Ltd.	Cayman Is.	Preferred	D-4	79.49%	Sunset Holdings, Ltd.
Emporia Preferred Funding II, Ltd.	Cayman Is.	Preferred	R-l	59%	Sunset Holdings, Ltd.
Alesco Preferred Funding XII, Ltd.	Cayman Is.	Preferred	R-5	40%	Sunset Holdings, Ltd.

Collateral	Juris. of Org.	Class of Interests	Certificate Number	Number of Shares / % of Interests owned by Debtor	Debtor
Emporia Preferred Funding IV, Ltd.	Cayman Is.	Common	N/A	100%	Cohen Legacy, LLC
Cohen & Company Capital Markets, LLC	DE	Membership Interests/Units	N/A	100%	Cohen Securities Funding, LLC

SCHEDULE A

See attached.

SCHEDULE E

Permanent Investments

Section 1

Description	# of Shares	Value as of 9-30-10
Star Asia Finance, Ltd.	3,478,876	31,965,652
Star Asia Finance, LLC	45,000	413,483
Muni Funding Company of America, LLC	1,000,200	2,470,494
EuroDekania Ltd	1,054,882	1,177,442
Non-Profit Preferred Funding I Preferred Shares	250	114,161
Alesco VI Preferred Shares	100	—
Alesco VII Preferred Shares	500	—
Alesco IX Preferred Shares	2,655	—
Kleros I Preferred Shares	1,500	—
Kleros II Preferred Shares	600	—

		36,141,232

Description	LP Units	Value as of 9-30-10
Brigadier Capital, LP	365,392	365,392
Brigadier Capital, LP	86,917	86,917
Strategos Deep Value Onshore Fund, LP	2,112,224	2,112,224
Strategos Deep Value Offshore Fund, LP	4,275,642	4,275,642

		6,840,175
	Total	42,981,407

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Section 2

Description - Structured Finance Investments	# of Shares or Notional Amount	Value as of 9-30-10
Alesco Preferred Funding X, Ltd. Preference Shares	24,1620	$—
Alesco Preferred Funding XI, Ltd. Preference Shares	17,600	—
Alesco Preferred Funding XII, Ltd. Preference Shares	17,600	—
Alesco Preferred Funding XIII, Ltd. Preference Shares	13,440	—
Alesco Preferred Funding XIV, Ltd. Preference Shares	20,800	—
Alesco Preferred Funding XV, Ltd. Preference Shares	15,600	—
Alesco Preferred Funding XVI, Ltd. Preference Shares	10,400	—
Alesco Preferred Funding XVII, Ltd. Preference Shares	14,700	—
Kleros Real Estate CDO I, Ltd. Preference Shares	4,000	—
Kleros Real Estate CDO II, Ltd. Preference Shares	4,000	—
Kleros Real Estate CDO IV, Ltd. Preference Shares	12,000	—
Libertas Preferred Funding I, Ltd.	2,000	—
Kleros Preferred Funding V	3,000	—
Kleros Preferred Funding VII	3,200	—

		—

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Description - Other Investments	Notional Amount	Value as of 9-30-10
Peerless Commercial Loan	11,745,590	1,200,0000
WDC Exploration & Wells Holding LLC	500,000	—
Yarhouse USA, Inc.	500,000	250,000
On-Balance Sheet Residential Mortgage Loans	1,480,000	266,533

		1,716,533

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Schedule 5.1

State & Jurisdictions Where Borrower & Subsidiary Guarantors Are Qualified To Do Business

Company Name	State of Formation	Foreign Qualification States
Alesco Holdings, Ltd.	Cayman
Cira ECM, LLC	DE
Cohen & Compagnie	FR
Cohen & Company Financial Management, LLC	DE	NY, PA
Cohen & Company Management, LLC	DE	NY, PA
Cohen Asia Investments Ltd.	Cayman
Cohen Brothers, LLC d/b/a Cohen & Company	DE	IL, NY, PA
Cohen Legacy, LLC	DE	PA
Cohen Principal Investing, LLC	DE
Cohen Securities Funding LLC	DE	PA
Dekania Capital Management, LLC	DE	PA
Dekania Investors, LLC	DE	PA
EuroDekania Management Limited	UK
Strategos Capital Management, LLC	DE	PA
Sunset Holdings, Ltd.	Cayman

Schedule 5.7

Federal Tax Identification Numbers of Borrower & Subsidiary Guarantors

Company Name	State of Formation	EIN	State / Country ID Number
Alesco Holdings, Ltd.	Cayman	98-0489740	WK-155682
Brigadier Capital Management, LLC	DE	42-1709932	4183552
Brigadier GP, LLC	DE	87-0770835	4160506
Cira ECM, LLC	DE	65-1246012	3947923
Cohen & Compagnie	FR	NA	480 820 513
Cohen & Company Financial Management, LLC	DE	51-0483226	3692613
Cohen & Company Management, LLC	DE	14-1944454	4084630
Cohen Asia Investments Ltd.	Cayman	98-0523411	181521
Cohen Brothers, LLC d/b/a Cohen & Company	DE	01-0825075	3867388
Cohen Legacy, LLC	DE	03-0601028	4197674
Cohen Principal Investing, LLC	DE	27-4357258	4914708
Cohen Securities Funding LLC	DE	27-0981262	4733960
Dekania Capital Management, LLC	DE	13-4265112	3672210
Dekania Investors, LLC	DE	54-2122809	3690116
EuroDekania Management Limited	UK	98-0510375	5894236
Strategos Capital Management, LLC	DE	30-0291839	3825891
Sunset Holdings, Ltd.	Cayman	98-0500646	WK-167838

Schedule 5.9

Subsidiaries & Affiliates

Part 1

Section A – Subsidiaries

Brigadier Capital Management LLC

Brigadier GP LLC

Cira ECM Funding, LLC - f/k/a Emporia Capital Funding, LLC

Cira ECM, LLC, f/k/a Emporia Capital Management, LLC

Cohen & Compagnie

Cohen & Company Capital Management, LLC

Cohen & Company Financial Management, LLC

Cohen Legacy, LLC

Cohen & Company Management, LLC

Cohen & Company Securities, LLC

Cohen Asia Investments Ltd.

Cohen Principal Investing, LLC

Dekania Capital Management, LLC

Dekania Investors, LLC

EuroDekania Management Limited

Star Asia Management Ltd.

Strategos Capital Management, LLC

Strategos Deep Value Credit GP, LLC

Strategos Deep Value Credit II GP, LLC

Strategos Relative Value GP I, LLC

Section B – Affiliates

Brigadier Capital LP

Brigadier Capital Master Fund Ltd.

Brigadier Capital Offshore Fund Ltd.

Brigadier Capital Offshore Holding Company Ltd.

Cohen Bros. Financial, LLC

Dekania Corp.

EuroDekania Limited

EuroDekania Operating Company, LLC

RAIT Financial Trust

Star Asia Finance, Limited

Star Asia Finance, LLC

Star Asia Management Japan Ltd.

Star Asia SPV, LLC

Strategos Deep Value Mortgage Fund LP

Strategos Deep Value Mortgage (Offshore) Fund L.P.

Strategos Deep Value Mortgage Master Fund Ltd.

Strategos Deep Value Mortgage (Offshore) Fund 1-A L.P.

Strategos Deep Value Mortgage Fund II LP - Fund II Offshore Entity

Strategos Deep Value Mortgage Master Fund II Ltd. - Fund II

Strategos Relative Value Mortgage Fund LP

Strategos Deep Value Mortgage Onshore Fund II LP

Part 2

Section A – Subsidiaries

Alesco Holdings, Ltd.

Cohen Securities Funding LLC

Emporia Preferred Funding IV, Ltd.

Sunset Financial Statutory Trust I

Sunset Holdings, Ltd.

Section B – CDO / CLO Entities

Alesco Preferred Funding X, Ltd.

Alesco Preferred Funding XI, Ltd.

Alesco Preferred Funding XII, Ltd.

Alesco Preferred Funding XIII, Ltd.

Alesco Preferred Funding XIV, Ltd.

Alesco Preferred Funding XV, Ltd.

Alesco Preferred Funding XVI, Ltd.

Alesco Preferred Funding XVII, Ltd.

Emporia Preferred Funding II, Ltd.

Emporia Preferred Funding III, Ltd.

Kleros Preferred Funding V, PLC

Kleros Preferred Funding VII, Ltd.

Kleros Real Estate CDO I, Ltd.

Kleros Real Estate CDO II, Ltd.

Kleros Real Estate CDO IV, Ltd.

Libertas Preferred Funding I, Ltd.

Schedule 5.17

Capital Stock of Borrower & Subsidiary Guarantors

Section 1

Cohen Brothers, LLC owns 100% of the membership interests in the following entities:

Brigadier Capital Management, LLC

Brigadier GP, LLC

Cohen Legacy, LLC

Cohen & Company Management, LLC

Cohen & Company Securities, LLC

Cohen Asia Investment Ltd.

Cohen Principal Investing, LLC

Cohen Securities Funding, LLC

Dekania Investors, LLC

EuroDekania Management Limited

Strategos Capital Management, LLC

Strategos Deep Value Credit GP, LLC

Strategos Deep Value Credit II GP, LLC

Cohen Brothers, LLC owns 100% of the ownership interests in:

Cohen & Compagnie, SAS

Cohen & Company Securities, LCC owns 100% of the membership interests in the following entities:

Cira ECM Funding, LLC, f/k/a Emporia Capital Funding LLC

Dekania Investors, LCC owns 100% of the membership interests in the following entities:

Cohen & Company Financial Management, LLC

Dekania Capital Management, LLC

Cira ECM, LLC, f/k/a Emporia Capital Management, LLC

Cohen Brothers, LLC Capital Stock: (Numbers below are as of September 30, 2010)

Cohen Brothers, LLC Outstanding Membership Units = 15,626,903

Cohen Brothers, LLC Restricted Units representing, in the aggregate, the contractual right to receive 1,495,239 Membership Units

Section 2

Cohen Brothers, LLC, owns the percentages of preferred stock set forth below:

Alesco Preferred Funding X, Ltd. – 40%

Alesco Preferred Funding XIII, Ltd. – 40%

Kleros Real Estate CDO IV, Ltd. – 100%

The following entities own the equity interests set forth below:

Debtor	Collateral	% of Interest Owned	Class of Interests
Cohen Legacy, LLC	Kleros Real Estate CDO I, Ltd.	100%	Preferred
Cohen Legacy, LLC	Kleros Real Estate CDO I, Ltd.	100%	Common
Cohen Principal Investing, LLC	Alesco Holdings, Ltd.	100%	Common
Alesco Holdings, Ltd.	Alesco Preferred Funding XVII, Ltd.	40%	Preferred
Alesco Holdings, Ltd.	Alesco Preferred Funding XVI, Ltd.	40%	Preferred
Alesco Holdings, Ltd.	Alesco Preferred Funding XV, Ltd.	40%	Preferred
Alesco Holdings, Ltd.	Alesco Preferred Funding XIV, Ltd.	40%	Preferred
Alesco Holdings, Ltd.	Alesco Preferred Funding XI, Ltd.	40%	Preferred
Alesco Holdings, Ltd.	Kleros Preferred Funding VII, Ltd.	40%	Preferred
Alesco Holdings, Ltd.	Kleros Preferred Funding V, PLC	35.29%	Preferred
Alesco Holdings, Ltd.	Libertas Preferred Funding III, Ltd.	12.5%	Preferred
Alesco Holdings, Ltd.	Libertas Preferred Funding I, Ltd.	10.53%	Preferred

Debtor	Collateral	% of Interest Owned	Class of Interests
Cohen Legacy, LLC	Kleros Real Estate CDO II, Ltd.	100%	Preferred
Cohen Principal Investing, LLC	Sunset Holdings, Ltd.	100%	Common
Cohen Legacy, LLC	Kleros Real Estate CDO II, Ltd.	100%	Common
Sunset Holdings, Ltd.	Emporia Preferred Funding III, Ltd.	33.9%	Preferred

Sunset Holdings, Ltd.	Emporia Preferred Funding II, Ltd.	59%	Preferred
Sunset Holdings, Ltd.	Alesco Preferred Funding XII, Ltd.	40%	Preferred
Cohen Legacy, LLC	Emporia Preferred Funding IV, Ltd.	100%	Common
Cohen Legacy, LLC	Kleros Real Estate CDO IV, Ltd.	100%	Common

Schedule 5.19

Perfection and Priority - Borrower & Subsidiary Guarantors

All financing statements related to entities mentioned below shall be filed with the Secretary of State for the State of Delaware.

Cohen & Company Financial Management, LLC

Cohen Legacy, LLC

Cohen & Company Management, LLC

Cohen Principal Investing, LLC

Cohen Securities Funding LLC

Cohen Brothers, LLC, d/b/a Cohen & Company

Dekania Capital Management, LLC

Dekania Investors, LLC

Strategos Capital Management, LLC

Perfection of a Security Interest in this entity below shall be done in compliance with Cayman Island Law.

Alesco Holdings, Ltd.

Sunset Holdings, Ltd.

Cohen Asia Investments Ltd.